UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)

(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 19, 2018, the Board of Directors of Fibrocell Science, Inc. (the “Company”) designated Sean D. Buckley as an executive officer of the Company with the title of Vice President of Business Administration and Corporate Secretary, effective immediately.
Mr. Buckley, age 36, has served as the Company’s Vice President of Business Administration and Corporate Secretary since January 2017. Prior to that, Mr. Buckley served as the Company’s Vice President of Information Technology, a position in which he also held multiple commercial and business responsibilities, from August 2013 to January 2017. Mr. Buckley also served as the Company’s Director of Information Technology from February 2013 to August 2013 and as Senior Manager of Information Technology from September 2009 to February 2013. Mr. Buckley has also co-founded multiple early-stage businesses not related to the Biotechnology industry. Mr. Buckley earned an MBA from the Robert H. Smith School of Business, University of Maryland and a BSc in Internet Computing from Hull University.
There is no arrangement or understanding between Mr. Buckley and any other person pursuant to which Mr. Buckley was appointed as Vice President of Business Administration and Corporate Secretary of the Company and Mr. Buckley does not have any familial relationship with any director or executive officer of the Company. In addition, there are no transactions between Mr. Buckley and the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ John M. Maslowski
John M. Maslowski
President and Chief Executive Officer
Date: June 22, 2018